DocuSign Envelope ID: 69771EBC-55EA-41B9-B8FF-5BDF33E68591 Exhibit 10.25 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS A TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED. Addendum to Terms of Services Addendum to Terms of Service as Additional Capacity Customer Specifications and Pricing The APLD Terms of Service (this “Addendum”) is subject to, incorporated with, and part of, the APLD Terms of Service (“TOS”) and is entered into between APLD (“Applied Digital Corporation”) and Together.ai (“Customer”) on December 5th 2023 for additional capacity. APLD and Customer shall be collectively referred to herein as “Parties” and individually as a “Party”. Terms used herein but not defined have the meanings given to such terms in the TOS. The parties agree as follows: Term Customer agrees to retain APLD and the Host to provide the APLD Services pursuant to this Addendum for a period of 24 Months from the date hereof (the “Term”). The customer has the ability to extend their term to an additional 12 months. Hardware/Service Partner The hardware and software partner for the provision of the APLD Services to Customer is TBD (the “Partner”). The Partner will provide all hardware and the setup thereof for Customer’s APLD Equipment. The Partner may also provide additional services for repairs or other requests by Customer pursuant to a separate Services Addendum with Partner. Hardware/Physical Servers The hardware provided for Customer’s use of the APLD Services (the “Hardware”) will be as follows: GPUs Hosted: ● [***] Compute Node Specifications: ● [***] Network Specifications: ● [***] Storage Specifications: ● [***] Delivery The Hardware will be delivered according to the following schedule at an APLD Selected Colocation Facility 1. 1024 GPUs by February 2024 (Delivery by February 7th, 2024)

DocuSign Envelope ID: 69771EBC-55EA-41B9-B8FF-5BDF33E68591 Pricing and Payment Terms Customer shall pay the following for APLD Services provided pursuant to this Addendum. Term Description Date of Agreement January 26th, 2024 Services Provider agrees to provide certain services to Customer as set forth in the Service Agreement dated December 4th 2023. (the “Service Agreement”) Price [***]/Hr. for a 24-Month Reserve Per GPU pricing is inclusive of minimum storage cost. Storage Price [***] standalone storage included at no additional charge. The provider will transfer over costs for additional optional storage if selected by Client. Base Term 24 Months Term Extension Optional 12 Additional Months with [***] Price Escalation Location An APLD Selected** Colocation Facility Total No. of GPUs 1,024.00* Prepayment Client shall make a prepayment of [***] of total service fee due upon signing this addendum (the “Prepayment”). Acceptance of Delivery When a new portion of the hardware is first delivered to Together, it will be considered to be in an Acceptance Period, during which Together will run performance tests and report any material issues. Material issues would be any issues that prohibit the use of hardware for commercial workloads. The minimum acceptance period is 7 days. APLD will make their best effort to clear the issues encountered during acceptance urgently. Delivery Obligation Provider is obligated to deliver the Services by the selected dates. Failure to deploy grants the Customer the option to revoke, defer, or cancel the contract within 90 days written notice to Provider of such failure. Revocation and Term Extension The customer has the right to revoke or extend the contract within the base term upon a 30-day notice to the Provider. The Provider reserves the right to exercise any due prepayment credits after evaluating reallocation costs and usage exercised by the customer within the operable deployment. Service Obligation Provider shall fulfill its obligation under the Service Agreement to provide the services described therein within 24 months from the date of this Addendum Credit per Month If Provider fulfills its obligations under the Service Agreement within the selected base term or term extension from the date of this Addendum, Customer shall be entitled to a credit of 1/ (Term in Months) of the Prepayment for each month that Provider provides the services described in the Service Agreement. Total Credit Amount [***] of the total service fee – due as per term. Governing Law This Supplement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law or conflict of law provisions. Entire Agreement This Supplement and the TOS constitute the entire agreement between the parties and supersedes all prior negotiations, understandings, and agreements between the parties, whether written or oral. *Subject to Market Availability, Manufacturer and Hardware Provider Delays **Location is based on Market Availability

DocuSign Envelope ID: 69771EBC-55EA-41B9-B8FF-5BDF33E68591 IN WITNESS WHEREOF, the parties have executed this Addendum as of the Effective Date. Applied Digital Corporation /s/ David Rench Name: David Rench Title: CFO Together.ai /s/ Vipul Ved Prakash Name: Vipul Ved Prakash Title: CEO